UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 20, 2017

People’s United Financial, Inc.

(Exact name of registrant as specified in charter)

Delaware	001-33326	20-8447891
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

850 Main Street, Bridgeport, CT		06604
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (203) 338-7171

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

This Current Report on Form 8-K/A is being filed to update the Current Report on Form 8-K filed by People’s United Financial, Inc. (the “Company”) on April 25, 2017 (the “Original Form 8-K”) with the U.S. Securities and Exchange Commission which reported the final voting results of the Company’s Annual Meeting of Stockholders held on April 20, 2017 (the “Annual Meeting”). The purpose of this amendment is (i) to disclose under Item 5.02 the approval, pursuant to the voting results, by the Company’s shareholders at the Annual Meeting of amendments to the Company’s 2014 Long-Term Incentive Plan, and (ii) to disclose under Item 5.07 the Company’s decision regarding the frequency of future stockholder advisory votes on the compensation of its named executive officers. Except as set forth herein, no modifications have been made to information contained in the Original Form 8-K.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) As previously reported by the Company in the Original Form 8-K, on April 20, 2017, the shareholders of Company approved amendments to the People’s United Financial, Inc. 2014 Long-Term Incentive Plan (the “Plan” and, as so amended and restated, the “Amended and Restated LTIP”). The Amended and Restated LTIP authorizes the Compensation, Nominating and Governance Committee of the Board of Directors of the Company to grant to directors, officers or other employees of the Company and its affiliates equity based or long-term incentive awards as described in the Company’s definitive Proxy Statement filed with the Securities and Exchange Commission (“SEC”) March 9, 2017 (the “Proxy Statement”) under the caption “Proposal V: Approval of Amendments to the People’s United Financial, Inc. 2014 Long-Term Incentive Plan.”

A description of the amendments to the Plan and the material features of the Amended and Restated LTIP is set forth on pages 64 through 75 of the Proxy Statement in the section entitled “Proposal V: Approval of Amendments to the People’s United Financial, Inc. 2014 Long-Term Incentive Plan,” which pages are incorporated herein by reference as Exhibit 99.1. The above description is qualified in its entirety by reference to the Amended and Restated LTIP, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

(d) At the Annual Meeting on April 20, 2017, an advisory vote was conducted on the frequency of future advisory votes on executive compensation. As previously reported by the Company in the Original Form 8-K, holders of a plurality of the Company’s shares present in person or by proxy and entitled to vote at the Annual Meeting expressed a preference to hold the advisory vote on executive compensation on an annual basis.

In accordance with these results and its previous recommendation (as set forth in the Proxy Statement), the Board of Directors of the Company has determined that the Company will hold an advisory vote regarding the compensation of the Company’s named executive officers each year until the next vote on the frequency of shareholder advisory votes on executive compensation. The next advisory vote on the frequency of future advisory votes on executive compensation will occur no later than the Company’s annual meeting of shareholders in 2023.

Item 9.01	Financial Statements and Exhibits.

(d)	The following exhibits are submitted herewith.

Exhibit No.	Description

10.1	People’s United Financial, Inc. Amended and Restated 2014 Long-Term Incentive Plan (incorporated by reference to Exhibit 10.7 to the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2017 (File No. 001-33326)).

99.1	The section entitled “Proposal V: Approval of Amendments to the People’s United Financial, Inc. 2014 Long-Term Incentive Plan” of the Company’s definitive Proxy Statement filed with the SEC on March 9, 2017 (File No. 001-33326) is incorporated herein by reference therefrom.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

People’s United Financial, Inc. (Registrant)

Date: May 25, 2017	By:	/s/ William J. Kelleher, III
(Signature)

	Name:	William J. Kelleher, III
	Title:	Assistant Secretary

Exhibit Index

Exhibit No.	Description

10.1	People’s United Financial, Inc. Amended and Restated 2014 Long-Term Incentive Plan (incorporated by reference to Exhibit 10.7 to the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2017 (File No. 001-33326)).

99.1	The section entitled “Proposal V: Approval of Amendments to the People’s United Financial, Inc. 2014 Long-Term Incentive Plan” of the Company’s definitive Proxy Statement filed with the SEC on March 9, 2017 (File No. 001-33326) is incorporated herein by reference therefrom.

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